Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

Registration File No.: 33-65632

SCHRODER SERIES TRUST

Supplement dated November 1, 2011 to

Prospectus dated March 1, 2011

Schroder Multi-Asset Growth Portfolio.  The Trustees of Schroder Series Trust have approved the liquidation of Schroder Multi-Asset Growth Portfolio.  The liquidation is currently expected to occur on or about December 15, 2011.

As of the date hereof, shares of Schroder Multi-Asset Growth Portfolio are no longer being offered for sale.